SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report:  July 27, 2000
------------------------------
(Date of earliest event reported)


             Credit Suisse First Boston Mortgage Securities Corp.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


         Delaware                   333-51771                 13-3320910
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      (State or Other              (Commission             (I.R.S. Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)



                11 Madison Avenue, New York, New York 10010-3629
--------------------------------------------------------------------------------
                      Address of Principal Executive Office



      Registrant's telephone number, including area code: (212) 325-3629

ITEM 5.  OTHER EVENTS.

         Attached as an exhibit are the Computational Materials (as defined in the no-action letter dated May 21, 1994 issued by the Securities and Exchange Commission to Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. Incorporated and Kidder Structured Asset Corporation (the "Kidder Letter")) prepared by Credit Suisse First Boston Corporation which are hereby filed pursuant to such letter.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)  Exhibits

      Exhibit No.                      Description
      -----------                      -----------

          99.1                    Computation Materials

            Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                   CREDIT SUISSE FIRST BOSTON
                                     MORTGAGE SECURITIES CORP.


                                   By:  /s/   Debra Huddleston
                                       ----------------------------------
                                       Name:  Debra Huddleston
                                       Title: Director

Date:  July 27, 2000

                                  EXHIBIT INDEX
                                  -------------

  Exhibit No.               Description             Paper (P) or Electronic (E)
  -----------               -----------             ---------------------------

      99.1             Computation Materials                   E